TABLETRAC, Inc.

2025 Shareholders Meeting



Secure | Unified | Stable

May 14, 2025

Cautionary Statement

Certain statements that may be made today will be considered “forward looking” as that term is defined under the rules of the Securities and Exchange Commission (SEC), and are therefore subject to the safe harbor created by such rules. Although the Company believes the expectations reflected in any forward looking information and statements are reasonable, such forward looking information and statements involve risks and uncertainties that could lead actual results to differ from those contained in today’s presentation materials and discussion. The general factors impacting future results are discussed in detail in the Company’s SEC filings, The forward looking information and statements in this presentation speak only as of the date hereof and the Company undertakes no obligation to update the information contained in this report unless required by law.

Table Trac, Inc. (OTCQX: TBTC)

TABLETRAC, Inc.

2024 Financial Overview & Highlights

- Continued to expand our existing territories in New York, Nevada, Texas as well as Australia and Panama
- Installed our first systems in New Mexico and Kansas
  - Delivered Ten **(10)** new Casino Management Systems
- Record $7.9M in gross profit
- Maintenance revenue of approximately $5.3M in 2024 compared to $5.0M in 2023. A 7.8% increase.
- Other revenue of approximately $1.7M in 2024 compared to $1.1M in 2023. A 44.7% increase.
  - This increase driven primarily by the introduction of SlotSUITE
- Net Income before taxes of $2.1M in 2024 compared to $2.0M in 2023
- 2024 technological updates – will be covered separately

TABLETRAC, Inc.

Company updates

TABLETRAC, Inc.

Technology Updates

- **Launch 1st Artificial Intelligence project**
- **CasinoTrac MFA™** - enhanced system security
- **KioskTrac™** product suite continues to expands:
  - INFIGIFTS integration provides casinos with patron selected gifts delivered right to the players home.
  - Improved player engagement through engineering and adopting next generation immersive 3D image style and animation for our Premium Kiosk games.
- **CasinoTrac™** v5 is in the test lab



TABLETRAC, Inc.

IP & Commercial Updates

2024 launches continue to gain steam:

- PlayerLINQ adoption grows across legacy sites,
- SlotSUITE installations grow

Investing in the brand **& *delivering*** value:

Multiple trademarks established, software developed, released, and collateral developed


SW Saddle West
HOTEL • CASINO • RV RESORT
PAHRUMP, NEVADA
1220 S. Highway 160
Gallop
$184.44
Win up to $250
Canter
$43.59
Win up to $50
Trot
$3.82
Must go $10
Exclusive bonus play awards for carded Winners Club members!

IP & Commercial Updates

Significant CMS *Feature* ***Growth*** & *Partner* ***Expansion***:

- **Mystery Bonus** (new NV Approval), multi-level, promotional awards
- **NCEP UP** (new NV Approval) Account-based credit transfers @ game
- **PlayerLINQ™** - Fresh animated screens and official Brand for SMIB
- **SelfPay™** - reduce jackpot downtime by 90%, Back to play faster!
- **RePrintEnroll™ ("RPE")** – save labor and drive Rated Play

SlotSUITE™

- In 2024, we launched SlotSUITE; ***CasinoTrac's foundational platform*** for 'elevated' operations and guest experiences.

- This year, we continue to build on that foundation with ***expanding features and functions*** that make it easier for our casinos to create ***unforgettable gaming experiences*** for their players and more ***efficient workdays*** for their employees and managers.

Platform Expansion

- SelfPAY™
- *QuickTip™*
- *QuickComp™*
- *QuickService ™*

- Mystery Bonus
- Drawing Tickets
- Earn & Get
- *Community Jackpots*
- *Community Hot Seats*
- *Quick Loss Bonus*
- *Next 'Trip' Bonus ~110%*
- *TT, Time-based/Avg Bet*
- *TT, Time-based Mystery*

- KTPremium
- CWS
- OpenBanking
- Messaging
- Announcements

Elevated… **Ops** **Bonusing** **InGame**

SlotSUITE™

New Development

TABLETRAC™ ai

- Latest-Generation, Agentic AI
- Human-in-the-Loop
- Custom-built, proprietary LLM(s)
- Data lakes, built on 30 years of historical, institutional knowledge and experience
- Initial focus on Table Games – highest potential for impact & underserved tech space in Gaming

New Partners

INFIGIFTS

Trustly

bepoz

OOLIO

2025 Year to Date Highlights

- Four (4) systems installed
- Two (2) current customers significantly expanded
- Two (2) card clubs (TableTrac) installed
- Record first quarter revenue
- Backlog contains two contracts as of 5/14/2025
- Updated investor pages on our website – release TBD
- Currently licensed in the following states:

- California	- Louisiana	- Mississippi	- Wisconsin
- Iowa	- Maryland	- Nevada	- Multiple Tribal locations
- Kansas	- Minnesota	- West Virginia	

Other Company Updates

- **Company's Capitalization plan**
  - The Board remains focused on expanding the current business model
  - Considering other opportunities and/or business synergies within the industry

- **Dividend Plan**
  - The Board of Directors remains committed to the Table Trac dividend program
    - Current program is $0.02/share to be declared quarterly

TableTrac, Inc.

2025 Shareholders Meeting

Questions and Answers

Secure | Unified | Stable

May 14, 2025